GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Investor, Class R and Class T Shares of the

Goldman Sachs High Yield Floating Rate Fund

(the “Fund”)

Supplement dated October 27, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated July 28, 2017, as supplemented to date

Effective immediately, Michael Chang, CFA, will no longer serve as a portfolio manager for the Fund. Michael Goldstein, CFA, Managing Director, Co-Head of High Yield and Bank Loans team, and Jean Joseph, Managing Director, will continue to serve as portfolio managers for the Fund. Accordingly, all references to Mr. Chang in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SSFI3PMCHG 10-17